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                                                                   EXHIBIT 99.01


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, John C. Goff, the Chief Executive Officer of Crescent Real Estate Equities Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the Crescent Real Estate Equities, Ltd. 401(k) Plan (the "Plan") for the period ended December 31, 2002 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.




Date: June 27, 2003
                                      /s/ John C. Goff
                                      ---------------------------------------
                                      John C. Goff
                                      Chief Executive Officer
                                      Crescent Real Estate Equities Company


    A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Company and will be retained by Crescent Real Estate Equities Company and furnished to the Securities and Exchange Commission or its staff upon request.



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                                                                   EXHIBIT 99.01


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jerry R. Crenshaw, the Chief Financial Officer of Crescent Real Estate Equities Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the Crescent Real Estate Equities, Ltd. 401(k) Plan (the "Plan") for the period ended December 31, 2002 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.




Date: June 27, 2003
                                      /s/ Jerry R. Crenshaw
                                      ---------------------------------------
                                      Jerry R. Crenshaw
                                      Chief Financial Officer
                                      Crescent Real Estate Equities Company


    A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Company and will be retained by Crescent Real Estate Equities Company and furnished to the Securities and Exchange Commission or its staff upon request.